                                                                    EXHIBIT 99.1

[OPTICARE LOGO OMITTED]

                                        Contact:
                                        Vincent S. Miceli
                                        Corporate Controller
                                        OptiCare Health Systems, Inc.
                                        (203) 596-2236

            OPTICARE HEALTH SYSTEMS, INC. ANNOUNCES DEPARTURE OF CEO,
            ---------------------------------------------------------
           PRESIDENT AND GENERAL COUNSEL CHRISTOPHER J. WALLS; NAMES
           ---------------------------------------------------------
           DEAN J. YIMOYINES, M.D. AS INTERIM CHIEF EXECUTIVE OFFICER
           ----------------------------------------------------------

         Waterbury, Connecticut, December 7, 2005 - OptiCare Health Systems,
Inc. (AMEX: OPT) announced today that Christopher J. Walls, the Company's Chief
Executive Officer, President and General Counsel, has resigned by mutual agreement with the Board of Directors, effective December 5, 2005. Dean J.
Yimoyines, M.D., age 58, Chairman of the Company's Board of Directors, the
Company's former Chief Executive Officer, and Chairman, President and Chief
Executive Officer of the Company's medical affiliate, OptiCare P.C., will serve as the Interim Chief Executive Officer, pending the closing of the Company's merger with Refac. At that time, the position will be eliminated and the presidents of the Company's managed vision and consumer vision divisions will report directly to Refac's Chief Executive Officer. Dr. Yimoyines will not receive any additional compensation for serving as the Interim Chief Executive
Officer.

         Dr. Yimoyines previously served as the Company's Chief Executive
Officer from August 1999 to January 12, 2005, when he resigned in connection with his purchase of the Company's Distribution Division, and has been a member of the Company's Board of Directors since August 1999. Additionally, he is a founder of the Company's subsidiary, OptiCare Eye Health Centers, Inc., which was formed in 1985, and has been instrumental in the development and implementation of its business.

         Dr. Yimoyines stated, "We appreciate Chris's many contributions to our
Company over the past four years and wish him well in his future endeavors.
Regarding my appointment as the Interim Chief Executive Officer, I am honored that the Board of Directors has asked me to lead the Company through this important period."

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

         THIS NEWS RELEASE INCLUDES CERTAIN STATEMENTS OF THE COMPANY THAT MAY
CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE
SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED, AND WHICH ARE MADE PURSUANT TO THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS
CONCERNING THE FINANCIAL PERFORMANCE OF THE COMPANY, AS WELL AS PLANS,
OBJECTIVES, GOALS, STRATEGIES, FUTURE EVENTS, OR PERFORMANCE, AND ANY UNDERLYING
ASSUMPTIONS AND STATEMENTS THAT ARE NOT STATEMENTS OF HISTORICAL FACT. WHEN USED
IN THIS NEWS RELEASE, THE WORDS "EXPECTS," "ANTICIPATES," "ESTIMATES," "PLANS,"
"INTENDS," "PROJECTS," "PREDICTS," "BELIEVES," "MAY" OR "SHOULD," AND SIMILAR
EXPRESSIONS, ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE
FORWARD-LOOKING STATEMENTS BASED UPON THE BELIEFS OF MANAGEMENT AND ASSUMPTIONS
MADE BY AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY. THESE STATEMENTS
REFLECT THE CURRENT VIEW OF THE COMPANY'S MANAGEMENT WITH RESPECT TO FUTURE
EVENTS. MANY FACTORS COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS
OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE,
OR ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING
STATEMENTS. INVESTORS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE
THOSE RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE
SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K, AS
AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004. FORWARD-LOOKING STATEMENTS
SPEAK ONLY AS OF THE DATE THEY ARE MADE AND THE COMPANY UNDERTAKES NO DUTY OR
OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS IN LIGHT OF NEW INFORMATION
OR FUTURE EVENTS.